EATON VANCE GLOBAL DIVIDEND INCOME FUND
Supplement to Summary Prospectus dated March 1, 2015

1.

The following change is effective October 2, 2015:

a.

The following replaces the second paragraph under “Principal Investment Strategies”:

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge against fluctuations in currency exchange rates through the use of forward foreign currency exchange contracts and to seek to gain or limit exposure to certain sectors and/or markets through the use of futures contracts on securities indices, particularly in connection with engaging in the dividend capture trading strategy. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars; equity swap agreements; interest rate swaps; and credit derivatives including credit default swaps, total return swaps and credit options. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated). There is no stated limit on the Fund’s use of derivatives and the Fund’s use of derivatives may be extensive.

2.

The following changes are effective on December 7, 2015:

a.

The name of Eaton Vance Global Dividend Income Fund is changed to Eaton Vance Global Income Builder Fund.

b.

The Fund will no longer be required to invest at least 80% of its net assets in dividend-paying common and preferred stocks and will no longer be limited to investing no more than 20% of its net assets in fixed-income securities.  In this connection, the following replaces “Principal Investment Strategies”:

The Fund seeks to invest in common stocks, preferred securities and fixed and floating-rate income instruments (“income instruments”) of U.S. and foreign issuers. Under normal market conditions, the Fund will invest (i) at least 30% of its net assets in securities issued by issuers located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). An issuer will be considered to be located outside the United States if it is domiciled in and tied economically to one or more non-U.S. countries and may include securities trading in the form of depositary receipts. The Fund may invest 25% or more of its assets in each of the utilities and financial services sectors.

Under normal market conditions, the Fund currently expects to invest 50-80% of its net assets in common stocks, 0-30% of its net assets in preferred securities (including preferred stocks and securities with similar characteristics), and 10-40% of its net assets in income instruments including cash or cash equivalents.  The Fund’s investments may be of any maturity or perpetual. The Fund may invest in income instruments and preferred securities of any rating category, or unrated, including those in default, with dividends in arrears or not currently producing any income. The Fund’s investments in income instruments and preferred securities are expected to be primarily in securities rated below investment grade (i.e., rated below BBB- by Standard & Poor’s Ratings Services or Fitch Ratings, or below Baa- by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the investment adviser). Below investment grade securities are also known as “high yield” or “junk” securities.  Securities and other instruments rated BBB and Baa have speculative characteristics, while lower rated securities are predominantly speculative.  The Fund expects to invest principally in income instruments that are issued by corporations or sovereign nations, convertible securities and senior floating-rate loans (“Senior Loans”) and subordinated floating-rate loans (“Junior Loans”) (collectively “bank loans”).  Some of the Fund’s investments may be subject to restrictions on resale, including “Rule 144A” securities.  The Fund may invest in publicly traded real estate investment trusts and exchange traded funds (“ETFs”) and other affiliated and unaffiliated mutual funds (to the extent permitted by the Investment Company Act of 1940) and may lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge against fluctuations in currency exchange rates through the use of forward foreign currency exchange contracts and to seek to gain or limit exposure to certain markets through the use of futures contracts on securities indices, particularly in connection with engaging in the dividend capture trading strategy. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars;

equity swap agreements; interest rate swaps; and credit derivatives including credit default swaps, total return swaps and credit options. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated). There is no stated limit on the Fund’s use of derivatives and the Fund’s use of derivatives may be extensive.  To the extent the Fund holds cash as collateral for derivatives, the ranges described above may be exceeded.

To determine the percentage of the Fund’s assets that will be invested from time to time in each asset class, the portfolio managers meet regularly and, taking market and other factors into consideration, agree upon an allocation.  The investment adviser has broad discretion to allocate the Fund’s investments between common stocks, preferred securities and income instruments within the ranges identified above. Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions.

In selecting securities, the Fund seeks common stocks, preferred securities and income instruments of U.S. and foreign issuers that the investment adviser believes may produce attractive levels of income.  For its investments in common stocks, the Fund also seeks to invest in securities that the investment adviser believes have the potential for growth of income and capital appreciation over time. For its investments in preferred securities and income instruments, the Fund will also take into consideration the interest rate sensitivity of the investments. The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a typical dividend capture trade, the Fund would buy a stock prior to its ex-dividend date and sell the stock at a point either on or after the ex-dividend date.  The Fund may enter into a series of these trades to augment the amount of dividend income it receives over time. In selecting stocks, the portfolio managers may consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, the strength of the company’s business franchises and estimates of the company’s net value. The portfolio managers will normally consider selling or trimming securities when they become overvalued, represent too large a position in the portfolio, when they identify other securities that may result in a better opportunity, or when fundamentals deteriorate and the original investment case is no longer valid. In addition, the buy and sell decisions for preferred securities and income instruments are also affected to a larger degree by the structure and features of the securities, the current and expected interest rate environment and regulatory actions relating to any specific security or class of security. The Fund’s investment objective may not be changed without shareholder approval.

c.

The following replaces “Foreign and Emerging Market Investment Risk.” under “Principal Risks”:

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. As a result, Fund share values may be more volatile than if the Fund invested only in developed markets. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many risks associated with investing directly in foreign securities, including political, economic and market risks.

Economic data as reported by sovereign governments and foreign issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

d.

The following replaces “Fixed-Income, Convertible Securities and Preferred Stock Risk.” under “Principal Risks”:

Risks of Fixed-Income, Preferred and Convertible Securities. The Fund’s shares may be sensitive to increases in prevailing and expected interest rates and the creditworthiness of issuers. An imbalance in supply and demand in the fixed-income market may result in valuation uncertainties and greater price volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.  Investments rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

e.

The following paragraphs are added under “Principal Risks”:

Risk of Senior and Junior Loans.  Risks of investments in Senior Loans are similar to the risks of lower rated securities, although interest rate risk may be reduced because Senior Loan rates generally are adjusted for changes in short-term interest rates.  Junior Loans are subject to the same general risks.  Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.

Restricted Securities.  Restricted securities are subject to restrictions on their resale.  Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices.

f.

The following will be added to the second table under “Performance” as a secondary blended benchmark:

65% MSCI World / 35% BoAML Developed Markets High Yield Ex-Subordinated Financial Index (HYDF).

g.

The following replaces “Portfolio Managers” under “Management”:

Christopher Dyer (lead portfolio manager), Vice President of Eaton Vance Management (International) Limited (“EVMI”) and Director of Global Equity, has managed the Fund since September, 2015.

Michael A. Allison, Vice President of BMR, has managed the Fund since 2013.

John H. Croft, Vice President of BMR, has managed the Fund and the Global Dividend Income Portfolio (the Portfolio the Fund previously invested in) since 2012.

Jeffrey D. Mueller, Vice President of EVMI, has managed the Fund since December, 2015.

October 2, 2015	19881 10.2.15

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